SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): October 30, 2002

WFS Receivables Corporation

(Exact name of registrant as specified in charter)

California	333-99297	33-0885464

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-99297

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 23.3
EXHIBIT 25.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2002-4 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4A and Class A-4B, attached as Exhibit 99.1 are certain structural, collateral and computational materials prepared by WFS Receivables Corporation, registrant, that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, and the no-action letter dated March 9, 1995 issued by the staff of the SEC to the Public Securities Association. Also attached are forms or copies of certain exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Form of Underwriting Agreement
Exhibit 23.3	Consent of PricewaterhouseCoopers LLP
Exhibit 25.1	Statement of Eligibility of Indenture Trustee
Exhibit 99.1	WFS Financial 2002-4 Owner Trust Structural, Collateral and Computational Materials

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION

Date: October 31, 2002	/s/ Mark Olson

Mark Olson, Vice President

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Form of Underwriting Agreement
23.3	Consent of PricewaterhouseCoopers LLP
25.1	Statement of Eligibility of Indenture Trustee
99.1	WFS Financial 2002-4 Owner Trust Structural, Collateral and Computational Materials

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